UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2023

Coya Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41583	85-4017781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5850 San Felipe St., Suite 500 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 587-8170

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	COYA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1 933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD.

On March 21, 2023, Coya Therapeutics, Inc. (the “Company”) will host a conference call to present clinical data of the Company’s proprietary investigational biologic combination, COYA 302, in patients with Amyotrophic Lateral Sclerosis (“ALS”). The Company is using the slides attached hereto as Exhibit 99.1 to this Current Report on Form 8-K in connection with the presentations to describe its clinical data.

Forward-Looking Statements

This report, including Exhibit 99.1 furnished herewith, contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, and the opposites of such words, although some forward-looking statements are expressed differently. Forward-looking statements involve known and unknown risks and uncertainties that exist in the Company’s operations and business environment, which may be beyond the Company’s control, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward- looking statements. For example, forward-looking statements include, without limitation: statements pertaining to Coya Therapeutics, Inc.’s expectations regarding future financial and/or operating results, the efficacy of our drug screening and discovery process, potential for our services, future revenues or growth and plans, strategies and objectives of management for future operations or transactions. The risks and uncertainties referred to above include, but are not limited to, risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Forward-looking statements represent the judgment of management of the Company regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable at the time that they are made, the Company can give no assurance that such expectations will prove to be correct. Unless otherwise required by applicable law, the Company assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are furnished with this report:

Exhibit No.	Description

99.1	Presentation of Coya Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COYA THERAPEUTICS, INC.

Dated: March 21, 2023	By:	/s/ Howard Berman
	Name:	Howard Berman
	Title:	Chief Executive Officer